Supplement dated January 15, 2025
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectus dated May 1, 2024

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of the Goldman Sachs Variable Insurance Trust approved to liquidate the Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Advisor Shares (the "Liquidating Investment Portfolio"). The liquidation is expected to occur on or about April 11, 2025 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract:
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Effective April 7, 2025, the Liquidating Investment Portfolio is no longer available to receive transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Investment Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Investment Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Investment Porfolio will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Investment Portfolio are deleted.
PROS-0964